UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

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InvestEd Portfolios

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2015

Ticker
INVESTED PORTFOLIOS
InvestEd Growth Portfolio	WAGRX
InvestEd Balanced Portfolio	WBLAX
InvestEd Conservative Portfolio	WICAX

CONTENTS

InvestEd Portfolios

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy Funds InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy Funds InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2	ANNUAL REPORT	2015

PRESIDENT’S LETTER

InvestEd Portfolios	DECEMBER 31, 2015 (UNAUDITED)

Henry J. Hermann, CFA

Dear Shareholder,

At the close of 2015, the market brought investors very modest returns, as judged by the S&P 500 Index, and marginally negative returns for bonds. By early 2016, losses for the equity markets accelerated. The uncertainties that disrupted financial markets last year continue, including:

•	the soft economies of U.S. trading partners, particularly China,

•	increasing value of the dollar,

•	rapidly declining energy prices,

•	escalating geopolitical risk.

Amid the uncertain global backdrop, the U.S. economic expansion has remained relatively good. Our investment team believes the U.S. is the bright spot, supported primarily by the U.S. consumer, who is benefitting from lower energy prices and lower inflation in general. The improved labor market allows for better demand for cars, homes, furnishings and various consumer goods.

The Federal Reserve’s December 2015 rate hike may have been historically significant, as it was the first increase since the financial crisis. Interest rates remain exceptionally low by historical standards, regardless. Even as interest rates begin to rise, our investment team thinks current modest economic growth and low inflation means the Fed is likely to be very cautious and methodical about future increases. We expect rates to remain low through 2016.

Volatility and change are common partners with the financial markets, and that won’t change in 2016. The U.S. economy’s ability to maintain growth in the face of sluggish global growth is one of the key uncertainties looking forward. Improving U.S. jobs, very low inflation and low interest rates create a favorable environment and should sustain the current expansion.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	12/31/15	12/31/14
S&P 500 Index	2,043.94	2,058.90
MSCI EAFE Index	1,716.28	1,774.89
10-Year Treasury Yield	2.27%	2.17%
U.S. unemployment rate	5.0%	5.6%
30-year fixed mortgage rate	4.01%	3.87%
Oil price per barrel	$37.04	$53.27

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	3

MANAGEMENT DISCUSSION

InvestEd Portfolios	DECEMBER 31, 2015 (UNAUDITED)

Michael L. Avery

Below, Michael L. Avery, portfolio manager of the InvestEd Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Avery has 37 years of industry experience and has managed the Portfolios since inception.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
InvestEd Growth Portfolio
Including Sales Charge	-4.65%
Without Sales Charge	1.16%
InvestEd Balanced Portfolio
Including Sales Charge	-5.11%
Without Sales Charge	0.72%
InvestEd Conservative Portfolio
Including Sales Charge	-5.50%
Without Sales Charge	-1.29%
Benchmark Performance
S&P 500 Index	1.38%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	0.55%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.03%
(generally reflects the performance of investment-grade Treasury bills, representing cash)

For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes.

Uncertain environment marks year

Fear seemed to be the operative word in 2015 in both equity and fixed income markets, though the beginning and end points masked the volatility during the year. The U.S. Treasury 10-year yield began the year at 2.17% and was 2.27% on December 31, 2015. Similarly, the S&P 500 Index was 2059 to start the year and declined to 2044 by year end, the first annual decline since 2008.

The U.S. Federal Reserve (Fed), as expected, removed “patient” from its March 18, 2015, statement. The Fed also inserted language assuring markets it would not raise rates until “reasonably confident” the 2% inflation target would be achieved in the medium term. However, the Fed lowered its forecast for gross domestic product at the March meeting and again in June. Equity and bond markets rallied on the news and took it to mean higher short-term rates were unlikely until the second half of 2015. The Fed increased rates in December and stated the intent for more in 2016 if the data allowed.

Many global central banks were in easing mode during the first half of 2015 — more than 20 at last count, including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. One of the more surprising moves in our view was in January 2015 by the Swiss National Bank, which cut interest rates 0.5 percentage point and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond-purchasing program of more than 1 trillion euros. These actions have shown limited efficacy, though sentiment and activity in the eurozone improved. We have been fearful of the point at which central bankers come to terms with the real possibility that the policy tools relied upon historically to support and stimulate growth have lost their potency.

Commodity prices fell most of the year and the renewed volatility in emerging markets, marked by the selloff in China’s Shanghai A-Share index that began in June and continued through the summer, all made for an uncertain backdrop. The August devaluation of the Chinese yuan unleashed another round of global growth concerns and speculation on the magnitude of the slowdown in China and its effects. Weaker manufacturing and export data added to mounting fears about a potential “hard landing.” Together, these forces triggered widespread global market selling. Growth scares like these gain potency in a highly levered, low-growth world.

Equities and rising rates

The InvestEd Growth Portfolio and InvestEd Balanced Portfolio completed the fiscal year with positive performance (before the effect of sales charges). The positive results largely reflected gains in U.S. equities during the period, although the Portfolios’ blend of underlying equities and fixed-income funds trailed the performance of the all-equities benchmark index and the index representing U.S. government bonds. The InvestEd Conservative Portfolio had a negative return for the fiscal year and also trailed these benchmarks, largely because of its lower allocation to equities.

We made modifications to underlying allocations in the InvestEd Growth Portfolio and InvestEd Balanced Portfolio in March as part of a move to slowly increase allocations to equities from fixed income and cash. This was based on our decision to move in line with a growing equity “euphoria” in the markets at that time because of the impact of global central bank policies.

4	ANNUAL REPORT	2015

A rebalancing was made in June 2015 in the InvestEd Conservative Portfolio only, reducing the allocation to the underlying Waddell & Reed Advisors Bond Fund and increasing the allocation to the Waddell & Reed Advisors Cash Management Fund. The change reduced the Portfolio’s duration in what we believed was likely to be a rising interest rate environment.

Central bank policy risk

Looking ahead, we think the unintended consequences associated with global central bank policies are a primary risk for the markets and we will see increased volatility as they attempt to reconcile a number of uncertainties. Those headwinds include a relatively stronger U.S. economy along with a tighter Fed; the effects of a stronger U.S. dollar; slowing growth in China and a government that continues to interfere with market movement; geopolitical events; low inflation; and questions around fixed income liquidity, particularly within high yield.

It remains to be seen whether the declines in energy, mining and materials stay contained and do not seep into the rest of the global economy. We are of the belief that equities will slowly grind higher despite those question marks.

We continue to see potential investment opportunities related to the growing number of emerging market consumers with rising incomes and an affinity for global consumer brands and content.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

2015	ANNUAL REPORT	5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

InvestEd Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
1-year period ended 12-31-15	-4.65%	-5.11%	-5.50%
5-year period ended 12-31-15	6.34%	4.89%	4.07%
10-year period ended 12-31-15	6.14%	4.93%	4.40%

(2)	Data quoted is past performance and is based on a deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 5.75% for Growth and Balanced and 4.25% for Conservative.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

6	ANNUAL REPORT	2015

ILLUSTRATION OF PORTFOLIO EXPENSES

InvestEd Portfolios	(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2015.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7. 5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-15	Ending Account Value 12-31-15	Expenses Paid During Period*	Beginning Account Value 6-30-15	Ending Account Value 12-31-15	Expenses Paid During Period*
InvestEd Growth Portfolio	$1,000	$973.80	$1.28	$1,000	$1,023.94	$1.32	0.25%
InvestEd Balanced Portfolio	$1,000	$984.10	$1.29	$1,000	$1,023.95	$1.32	0.25%
InvestEd Conservative Portfolio	$1,000	$982.00	$1.29	$1,000	$1,023.95	$1.32	0.25%

*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2015, and divided by 365.
(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.
(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads or exchange fees.

2015	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

InvestEd Portfolios	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

InvestEd Growth Portfolio – Asset Allocation

Waddell & Reed Advisors Vanguard Fund, Class Y	31.0%
Waddell & Reed Advisors Global Growth Fund, Class Y	26.1%
Waddell & Reed Advisors New Concepts Fund, Class Y	20.6%
Waddell & Reed Advisors Cash Management, Class A	10.4%
Waddell & Reed Advisors Small Cap Fund, Class Y	7.7%
Waddell & Reed Advisors Core Investment Fund, Class Y	2.0%
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	1.0%
Waddell & Reed Advisors Value Fund, Class Y	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

InvestEd Balanced Portfolio – Asset Allocation

Waddell & Reed Advisors Vanguard Fund, Class Y	21.4%
Waddell & Reed Advisors Core Investment Fund, Class Y	20.8%
Waddell & Reed Advisors Global Growth Fund, Class Y	18.8%
Waddell & Reed Advisors Cash Management, Class A	15.4%
Waddell & Reed Advisors Global Bond Fund, Class Y	14.9%
Waddell & Reed Advisors New Concepts Fund, Class Y	5.5%
Waddell & Reed Advisors Value Fund, Class Y	2.0%
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	1.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

InvestEd Conservative Portfolio – Asset Allocation

Waddell & Reed Advisors Cash Management, Class A	35.5%
Waddell & Reed Advisors Core Investment Fund, Class Y	34.6%
Waddell & Reed Advisors Global Bond Fund, Class Y	24.7%
Waddell & Reed Advisors Value Fund, Class Y	4.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

8	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

InvestEd Portfolios (in thousands)	DECEMBER 31, 2015

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Cash Management, Class A	14,776	$14,776
Waddell & Reed Advisors Core Investment Fund, Class Y	463	2,846
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	96	1,423
Waddell & Reed Advisors Global Growth Fund, Class Y	3,188	36,918
Waddell & Reed Advisors New Concepts Fund, Class Y	2,853	29,240
Waddell & Reed Advisors Small Cap Fund, Class Y	679	10,901
Waddell & Reed Advisors Value Fund, Class Y	105	1,430
Waddell & Reed Advisors Vanguard Fund, Class Y	4,281	43,919

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$141,453
(Cost: $147,347)

SHORT-TERM SECURITIES	Principal
Master Note – 0.5%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (A)	$773	773

TOTAL SHORT-TERM SECURITIES – 0.5%		$773
(Cost: $773)

TOTAL INVESTMENT SECURITIES – 100.3%		$142,226
(Cost: $148,120)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(489)

NET ASSETS – 100.0%		$141,737

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$141,453	$—	$—
Short-Term Securities	—	773	—

Total	$141,453	$773	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Cash Management, Class A	24,989	$24,989
Waddell & Reed Advisors Core Investment Fund, Class Y	5,479	33,698
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	109	1,605
Waddell & Reed Advisors Global Bond Fund, Class Y	6,900	24,081
Waddell & Reed Advisors Global Growth Fund, Class Y	2,628	30,431
Waddell & Reed Advisors New Concepts Fund, Class Y	878	8,995
Waddell & Reed Advisors Value Fund, Class Y	237	3,222
Waddell & Reed Advisors Vanguard Fund, Class Y	3,379	34,672

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$161,693
(Cost: $169,379)

SHORT-TERM SECURITIES	Principal
Master Note – 0.3%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (A)	$421	421

TOTAL SHORT-TERM SECURITIES – 0.3%		$421
(Cost: $421)

TOTAL INVESTMENT SECURITIES – 100.1%		$162,114
(Cost: $169,800)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(122)

NET ASSETS – 100.0%		$161,992

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

InvestEd Portfolios (in thousands)	DECEMBER 31, 2015

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$161,693	$—	$—
Short-Term Securities	—	421	—

Total	$161,693	$421	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

InvestEd Conservative Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Cash Management, Class A	36,452	$36,452
Waddell & Reed Advisors Core Investment Fund, Class Y	5,766	35,462
Waddell & Reed Advisors Global Bond Fund, Class Y	7,248	25,297
Waddell & Reed Advisors Value Fund, Class Y	374	5,081

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$102,292
(Cost: $112,032)

SHORT-TERM SECURITIES	Principal
Master Note – 1.1%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (A)	$1,081	1,081

TOTAL SHORT-TERM SECURITIES – 1.1%		$1,081
(Cost: $1,081)

TOTAL INVESTMENT SECURITIES – 100.8%		$103,373
(Cost: $113,113)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8)%		(816)

NET ASSETS – 100.0%		$102,557

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$102,292	$—	$—
Short-Term Securities	—	1,081	—

Total	$102,292	$1,081	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

See accompanying Notes to Financial Statements.

10	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

InvestEd Portfolios	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
ASSETS
Investments in unaffiliated securities at value+	$773		$421		$1,081
Investments in affiliated mutual funds at market value+	141,453		161,693		102,292
Investments at Market Value	142,226		162,114		103,373
Cash	1		1		1
Investment securities sold receivable	—		—		124
Dividends and interest receivable	—	*	1		—	*
Capital shares sold receivable	321		137		42
Total Assets	142,548		162,253		103,540

LIABILITIES
Investment securities purchased payable	387		87		—
Capital shares redeemed payable	424		174		983
Distribution and service fees payable	—	*	—	*	—	*
Total Liabilities	811		261		983
Total Net Assets	$141,737		$161,992		$102,557

NET ASSETS
Capital paid in (shares authorized – unlimited)	$134,488		$156,475		$106,190
Undistributed net investment income	315		1,378		1,443
Accumulated net realized gain	12,828		11,825		4,664
Net unrealized depreciation	(5,894)		(7,686)		(9,740)
Total Net Assets	$141,737		$161,992		$102,557

CAPITAL SHARES OUTSTANDING	12,109		14,156		9,873

NET ASSET VALUE PER SHARE	$11.71		$11.44		$10.39

+COST
Investments in unaffiliated securities at cost	$773		$421		$1,081
Investments in affiliated mutual funds at cost	147,347		169,379		112,032

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	11

STATEMENTS OF OPERATIONS

InvestEd Portfolios	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual funds	$682	$1,792	$1,712
Interest and amortization from unaffiliated securities	1	1	2
Total Investment Income	683	1,793	1,714

EXPENSES
Distribution and service fees	366	410	257
Net Investment Income	317	1,383	1,457

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	2,769	2,214	142
Distributions of realized capital gains from affiliated mutual funds	10,070	9,623	4,557
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	(11,447)	(11,962)	(7,584)
Net Realized and Unrealized Gain (Loss)	1,392	(125)	(2,885)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,709	$1,258	$(1,428)

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

InvestEd Portfolios

	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$317	$577	$1,383	$1,999	$1,457	$1,895
Net realized gain on investments	12,839	16,020	11,837	11,269	4,699	6,545
Net change in unrealized depreciation	(11,447)	(8,748)	(11,962)	(6,150)	(7,584)	(4,922)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,709	7,849	1,258	7,118	(1,428)	3,518
Distributions to Shareholders From:
Net investment income	(575)	(1,323)	(1,998)	(2,514)	(1,905)	(2,353)
Net realized gains	(16,018)	(16,655)	(11,272)	(13,139)	(6,563)	(6,128)
Total Distributions to Shareholders	(16,593)	(17,978)	(13,270)	(15,653)	(8,468)	(8,481)
Capital Share Transactions	12,939	12,929	11,524	19,263	12,981	13,791
Net Increase (Decrease) in Net Assets	(1,945)	2,800	(488)	10,728	3,085	8,828
Net Assets, Beginning of Period	143,682	140,882	162,480	151,752	99,472	90,644
Net Assets, End of Period	$141,737	$143,682	$161,992	$162,480	$102,557	$99,472
Undistributed net investment income	$315	$573	$1,378	$1,993	$1,443	$1,891

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	13

FINANCIAL HIGHLIGHTS

InvestEd Portfolios FOR A SHARE OF CAPITAL STOCK	OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Year ended 12-31-2015	$13.13	$0.03	$0.11	$0.14	$(0.05)	$(1.51)	$(1.56)
Year ended 12-31-2014	14.27	0.06	0.70	0.76	(0.14)	(1.76)	(1.90)
Year ended 12-31-2013	11.53	0.13	2.98	3.11	—	(0.37)	(0.37)
Year ended 12-31-2012	10.94	0.06	1.17	1.23	(0.06)	(0.58)	(0.64)
Year ended 12-31-2011	12.34	0.06	(0.62)	(0.56)	(0.19)	(0.65)	(0.84)

InvestEd Balanced Portfolio
Year ended 12-31-2015	12.38	0.11	(0.03)	0.08	(0.15)	(0.87)	(1.02)
Year ended 12-31-2014	13.12	0.17	0.41	0.58	(0.21)	(1.11)	(1.32)
Year ended 12-31-2013	11.24	0.22	1.92	2.14	—	(0.26)	(0.26)
Year ended 12-31-2012	10.62	0.15	0.88	1.03	(0.14)	(0.27)	(0.41)
Year ended 12-31-2011	11.53	0.14	(0.41)	(0.27)	(0.15)	(0.49)	(0.64)

InvestEd Conservative Portfolio
Year ended 12-31-2015	11.46	0.16	(0.31)	(0.15)	(0.21)	(0.71)	(0.92)
Year ended 12-31-2014	12.10	0.24	0.18	0.42	(0.29)	(0.77)	(1.06)
Year ended 12-31-2013	10.90	0.31	1.06	1.37	—	(0.17)	(0.17)
Year ended 12-31-2012	10.54	0.31	0.42	0.73	(0.30)	(0.07)	(0.37)
Year ended 12-31-2011	10.54	0.37	0.00	0.37	(0.37)	—	(0.37)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

14	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Year ended 12-31-2015	$11.71	1.16%	$142	0.25%	0.22%	17%
Year ended 12-31-2014	13.13	5.70	144	0.25	0.41	29
Year ended 12-31-2013	14.27	27.05	141	0.25	1.04	37
Year ended 12-31-2012	11.53	11.21	115	0.25	0.47	36
Year ended 12-31-2011	10.94	-4.54	114	0.25	0.49	69

InvestEd Balanced Portfolio
Year ended 12-31-2015	11.44	0.72	162	0.25	0.84	15
Year ended 12-31-2014	12.38	4.72	162	0.25	1.27	20
Year ended 12-31-2013	13.12	19.11	152	0.25	1.84	42
Year ended 12-31-2012	11.24	9.72	124	0.25	1.30	30
Year ended 12-31-2011	10.62	-2.30	109	0.25	1.26	107

InvestEd Conservative Portfolio
Year ended 12-31-2015	10.39	-1.29	103	0.25	1.41	34
Year ended 12-31-2014	11.46	3.66	99	0.25	1.97	30
Year ended 12-31-2013	12.10	12.56	91	0.25	2.72	42
Year ended 12-31-2012	10.90	6.92	80	0.25	2.83	52
Year ended 12-31-2011	10.54	3.54	68	0.25	3.49	125

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	15

NOTES TO FINANCIAL STATEMENTS

InvestEd Portfolios	DECEMBER 31, 2015

1.	ORGANIZATION

The Ivy Funds InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (“Trust Fund”). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio (each, a “Portfolio”) are series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (“W&R”), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Waddell & Reed mutual funds (“Underlying Waddell & Reed Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Waddell & Reed Funds.

In the normal course of business, the Underlying Waddell & Reed Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Waddell & Reed Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Waddell & Reed Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Waddell & Reed Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Waddell & Reed Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Waddell & Reed Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Waddell & Reed Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Waddell & Reed Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Waddell & Reed Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Waddell & Reed Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

16	ANNUAL REPORT	2015

If an Underlying Waddell & Reed Funds invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Waddell & Reed Funds, or, in the case of hedging positions, that the Underlying Waddell & Reed Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Waddell & Reed Advisors Funds family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Waddell & Reed Funds. Short-term debt securities are valued at amortized cost, which approximates value. Short-term securities are valued based upon closing prices at the close of the NYSE provided by an independent pricing service.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 2 of the fair value hierarchy.

There were no level 3 securities owned during the year ended December 31, 2015. There were no transfers between any levels during the year ended December 31, 2015.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio’s average annual net assets.

2015	ANNUAL REPORT	17

The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by Waddell & Reed Investment Management Company (“WRIMCO”), a wholly owned subsidiary of W&R.

WRIMCO serves as each Portfolio’s investment advisor. The Portfolios pay no management fees; however, WRIMCO receives management fees from the Underlying Waddell & Reed Funds. Each Portfolio pays advisory fees to WRIMCO indirectly, as shareholders in the Underlying Waddell & Reed Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Waddell & Reed Funds.

As principal underwriter for each Portfolio’s shares, W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to W&R. During the year ended December 31, 2015, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd Growth Portfolio	$523	$—		$294
InvestEd Balanced Portfolio	379	—	*	198
InvestEd Conservative Portfolio	123	—	*	64

*Not	Shown Due to Rounding

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year ended December 31, 2015, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales
InvestEd Growth Portfolio	$31,033	$24,247
InvestEd Balanced Portfolio	33,258	23,960
InvestEd Conservative Portfolio	45,049	34,495

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value
InvestEd Growth Portfolio
Shares issued from sale of shares	1,956	$26,074	1,581	$22,731
Shares issued in reinvestment of distributions to shareholders	1,424	16,593	1,411	17,975
Shares redeemed	(2,213)	(29,728)	(1,921)	(27,777)
Net increase	1,167	$12,939	1,071	$12,929

InvestEd Balanced Portfolio
Shares issued from sale of shares	2,591	$32,522	2,406	$32,163
Shares issued in reinvestment of distributions to shareholders	1,164	13,255	1,299	15,648
Shares redeemed	(2,728)	(34,253)	(2,138)	(28,548)
Net increase	1,027	$11,524	1,567	$19,263

InvestEd Conservative Portfolio
Shares issued from sale of shares	2,799	$32,039	2,049	$29,758
Shares issued in reinvestment of distributions to shareholders	817	8,468	756	8,477
Shares redeemed	(2,419)	(27,526)	(1,981)	(24,444)
Net increase	1,197	$12,981	1,184	$13,791

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds and Ivy Funds Variable Insurance Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2015.

18	ANNUAL REPORT	2015

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2015 follows:

	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
InvestEd Growth Portfolio
Waddell & Reed Advisors Cash Management, Class A	20,572	$1,508	$7,304	$—	$4	14,776	$14,776
Waddell & Reed Advisors Core Investment Fund, Class Y	405	696	329	326	52	463	2,846
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	83	365	167	170	15	96	1,423
Waddell & Reed Advisors Global Growth Fund, Class Y	2,545	12,225	3,124	3,058	—	3,188	36,918
Waddell & Reed Advisors New Concepts Fund, Class Y	2,683	5,656	3,894	2,711	358	2,853	29,240
Waddell & Reed Advisors Small Cap Fund, Class Y	642	2,343	1,675	1,507	—	679	10,901
Waddell & Reed Advisors Value Fund, Class Y	86	441	166	170	34	105	1,430
Waddell & Reed Advisors Vanguard Fund, Class Y	4,090	7,799	4,834	4,897	219	4,281	43,919
				$12,839	$682		$141,453

InvestEd Balanced Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	1,250	$186	$8,107	$140	$40	—	$—
Waddell & Reed Advisors Cash Management, Class A	23,730	3,193	1,934	—	5	24,989	24,989
Waddell & Reed Advisors Core Investment Fund, Class Y	4,899	6,646	2,838	4,105	618	5,479	33,698
Waddell & Reed Advisors Dividend Opportunities Fund, Class Y	96	313	128	190	17	109	1,605
Waddell & Reed Advisors Global Bond Fund, Class Y	6,175	4,614	1,939	(5)	751	6,900	24,081
Waddell & Reed Advisors Global Growth Fund, Class Y	1,957	10,624	1,450	2,395	—	2,628	30,431
Waddell & Reed Advisors New Concepts Fund, Class Y	844	1,515	1,224	813	110	878	8,995
Waddell & Reed Advisors Value Fund, Class Y	199	800	256	381	78	237	3,222
Waddell & Reed Advisors Vanguard Fund, Class Y	3,302	5,367	3,882	3,818	173	3,379	34,672
				$11,837	$1,792		$161,693

InvestEd Conservative Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	2,368	$1,658	$17,043	$(496)	$140	—	$—
Waddell & Reed Advisors Cash Management, Class A	19,981	21,767	5,296	—	6	36,452	36,452
Waddell & Reed Advisors Core Investment Fund, Class Y	4,989	12,218	6,928	4,448	651	5,766	35,462
Waddell & Reed Advisors Global Bond Fund, Class Y	6,408	7,489	4,395	(33)	793	7,248	25,297
Waddell & Reed Advisors Value Fund, Class Y	301	1,917	691	780	122	374	5,081
				$4,699	$1,712		$102,292

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

9.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (“SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (“Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

2015	ANNUAL REPORT	19

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2015 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
InvestEd Growth Portfolio	$148,135	$2,538	$8,447	$(5,909)
InvestEd Balanced Portfolio	169,822	2,271	9,979	(7,708)
InvestEd Conservative Portfolio	113,164	—	9,791	(9,791)

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2015 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
InvestEd Growth Portfolio	$575	$393	$16,018	$12,766	$—	$—	$—
InvestEd Balanced Portfolio	2,066	1,468	11,204	11,757	—	—	—
InvestEd Conservative Portfolio	1,934	1,443	6,534	4,715	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

20	ANNUAL REPORT	2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

InvestEd Portfolios

To the Shareholders and Board of Trustees of InvestEd Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of InvestEd Portfolios (the “Funds”), comprising InvestEd Growth Portfolio, InvestEd Balanced Portfolio, and InvestEd Conservative Portfolio, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting InvestEd Portfolios as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

February 16, 2016

2015	ANNUAL REPORT	21

INCOME TAX INFORMATION

InvestEd Portfolios AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolio hereby designate the following amounts as distributions of long-term capital gains:

InvestEd Growth Portfolio	$16,017,688
InvestEd Balanced Portfolio	11,204,171
InvestEd Conservative Portfolio	6,534,016

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

22	ANNUAL REPORT	2015

BOARD OF TRUSTEES AND OFFICERS

InvestEd Portfolios

Each of the individuals listed below serves as a trustee for the Trust (3 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Ivy Funds Variable Insurance Portfolios (29 portfolios) (collectively, the “Advisors Fund Complex”). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (“Fund Complex”). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (37 portfolios) and Ivy High Income Opportunities Fund (1 portfolio). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Member, Kansas State University Foundation (2009 to present); Director, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds (37 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen).
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (Insurance) (2009 to present).
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board (2014 – present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014).

2015	ANNUAL REPORT	23

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2015 Fund Complex: 2015	Dean, Professor and University Vice President , The University of Oklahoma College of Law (2010 to present; Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank , N.A. (2007 to present); Director, Foundation HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (Real Estate) (2007 to present); Director, OK Foundation for Excellence (non-profit) (2008 to present); Trustee/Independent Chairman, Ivy Funds (37 portfolios overseen); Trustee/Independent Chairman , Ivy High Income Opportunities Fund (1 portfolio overseen).
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, The Wellness Council of America (health care initiatives) (1996 to present).	Finance Committee Member, Ascension Health (non-profit health system) (2007 to 2014); Director, Baylor Health Care System Foundation (non-profit health care) (1998-2009).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009).

INTERESTED TRUSTEES

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), each Fund’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD
Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005-2011); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present).	Director of WRIMCO and IICO.
Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2008 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex.	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City; Trustee, Ivy Funds (37 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen).

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

24	ANNUAL REPORT	2015

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2014 to present).

Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and IFDI (2010 to present).

*This	is the date when the Officer first became an officer of one or more Predecessor Funds.

2015	ANNUAL REPORT	25

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

InvestEd Portfolios

At its meeting on August 11 and 12, 2015, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement (“Management Agreement”) between WRIMCO and the Trust with respect to each of InvestEd Balanced Portfolio, InvestEd Conservative Portfolio and InvestEd Growth Portfolio. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged a fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Portfolio’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the fee consultant. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In connection with its deliberations, the Trustees also considered the broad range of information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Portfolio that is provided by W&R to the Trustees (including its various standing committees) at meetings throughout the year.

Nature,	Extent and Quality of Services Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement.

The Trustees considered WRIMCO’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio. The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Trustees factored into its evaluation of each Portfolio’s performance the limitations inherent in the methodology for constructing a peer group and determining which investment companies should be included in a peer group. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable. In this regard, the Trustees noted that performance, especially short-term performance, is only one of factors that it deems relevant to its consideration of the continuance of the Management Agreement, and that, after considering all relevant factors, it may be appropriate to approve the continuance of the Management Agreement with respect to a Portfolio notwithstanding the Portfolio’s performance.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional	Considerations with Respect to Each Portfolio

InvestEd Balanced Portfolio

The Trustees considered that InvestEd Balanced Portfolio’s total return performance was lower than the Performance Universe median for the one-, three-, five-, and seven-year periods and was lower than the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s cash position, allocation to equity underlying funds and investment in underlying funds that have an international equity or global equity objective had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 11, 2015, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Service Plan”).

InvestEd Conservative Portfolio

The Trustees considered that InvestEd Conservative Portfolio’s total return performance was higher than the Performance Universe median for the three-, seven-, and ten-year periods and was higher than the Lipper index for the three- and seven-year periods.

26	ANNUAL REPORT	2015

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan.

InvestEd Growth Portfolio

The Trustees considered that InvestEd Growth Portfolio’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan.

Profitability	and Economies of Scale

As noted above, the Trustees also considered that WRIMCO had contractually agreed to eliminate each Portfolio’s management fee, WISC had agreed to eliminate each Portfolio’s administrative and shareholder servicing fee and accounting services fee, and WRIMCO had agreed to reimburse or pay all of each Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Distribution and Service Plan. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s profit, if any, with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Trustees considered the best interests of the Portfolio and the overall fairness of the Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;

•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;

•	the other benefits that accrue to WRIMCO as a result of its relationship with the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the fee consultant, the Board determined that each Portfolio’s Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except as described above, the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized, if any, and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio. In the case of certain Portfolios that underperformed their respective Performance Universe medians and Lipper indices for certain periods of time, based on the assessment and information WRIMCO provided, including as to relevant market conditions and/or remedial actions that WRIMCO had taken or planned to take, such response was satisfactory to the Board.

2015	ANNUAL REPORT	27

ANNUAL PRIVACY NOTICE

InvestEd Portfolios

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

28	ANNUAL REPORT	2015

PROXY VOTING INFORMATION

InvestEd Portfolios

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

2015	ANNUAL REPORT	29

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

InvestEd Portfolios

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

InvestEd Portfolios

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Fax your request to 800.532.2749.

•	Write to us at the address listed on the back cover.

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

30	ANNUAL REPORT	2015

InvestEd Portfolios

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the InvestEd Portfolios’ prospectus, the InvestEd Plan Program Overview and the Ivy Funds InvestEd 529 Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

2015	ANNUAL REPORT	31

ANN-INVESTED (12-15)

ITEM 2.	CODE OF ETHICS

(a)	As of December 31, 2015, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2014	$21,000
2015	21,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2014	$0
2015	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2014	$9,750
2015	9,750

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2014	$137
2015	0

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$9,887 and $9,750 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $144,310 and $42,690 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS

(Registrant)

By:	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date:	March 7, 2016

By:	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 7, 2016